THIRD AMENDMENT

TO

AMENDED AND RESTATED LOAN AGREEMENT

This Third Amendment to Amended and Restated Loan Agreement (this "Amendment"), dated as of February 25, 2016, is entered into among Lithia Motors, Inc., an Oregon corporation (the "Company"), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a "Borrower" and any two or more "Borrowers"), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, "Agent").

RECITALS:

A. Borrower, certain of its Subsidiaries, the Lenders and Agent have entered into an Amended and Restated Loan Agreement dated as of October 1, 2014, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 20, 2015, and a Second Amendment to Amended and Restated Loan Agreement dated as of December 18, 2015 (as so amended, the "Loan Agreement").

B. The Company has requested that the Agent and the Lenders agree to the amendment to the Loan Agreement set forth herein.

C. The Lenders that are signatories to this Amendment, constituting the Required Lenders under the Loan Agreement, have agreed to amend the Loan Agreement as set forth herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Amendment to Certain Existing Definition**. The definition of "Change in Control" in Section 1.1 of the Loan Agreement is deleted and replaced with the following defined term:

> **"Change in Control"** means: (i) the acquisition by any Person, or two or more Persons acting in concert, in either case other than Lithia Holding Company, L.L.C. and the Principal, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Company on a fully diluted basis; (ii) within any twelve-month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (x) nominated by the board of directors of the Company nor (y) appointed or approved by directors so nominated; or (iii) the Company consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company, in either event

pursuant to a transaction in which the outstanding capital stock of the Company is reclassified or changed into or exchanged for (A) cash or Cash Equivalent Investments or (B) securities, and the holders of the capital stock in the Company immediately prior to such transaction do not, as a result of such transaction, own, directly or indirectly, more than 51% of the combined voting power of the Company's capital stock or the capital stock of its successor entity in such transaction.

2. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

2.1 Agent shall have received executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders.

2.2 No Default shall have occurred and be continuing under the Loan Agreement, or will exist after giving effect to the transactions contemplated hereby and the amendments made by this Amendment.

2.3 All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment.

3. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

4. Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:

4.1 Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are and will be true, correct and complete in all material respects as of the date hereof, and agree that (i) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.

4.2 Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, "Indemnified Persons"), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

5. References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

6. Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:

6.1 Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the "Amended Agreement"), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors' rights generally or by equitable principles.

6.2 Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.

7. Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent's counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.

8. Recitals. The Recitals are hereby incorporated herein.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

[Signature pages follow]

10. **Disclosure.** Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

BORROWERS:

LITHIA MOTORS, INC.

By:____________________
Name: Chris Holzshu
Title: CFO

By:____________________
Name: John North
Title: VP Fin.

LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA NA, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA CIMR, INC.
LITHIA FMF, INC.
LITHIA FRESNO, INC.
LITHIA JEF, INC.
LITHIA MMF, INC.
LITHIA NF, INC.
LITHIA OF EUREKA, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA TR, INC.
LITHIA ACDM, INC.
LITHIA HDM, INC.
LITHIA MBDM, INC.
LITHIA NDM, INC.
LITHIA OF DES MOINES, INC.
LITHIA VAUDM, INC.
LITHIA CCTF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF TF, INC.
LITHIA CDH, INC.

LITHIA HGF, INC.
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF MISSOULA, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA CJDSF, INC.
LDLC, LLC
LITHIA RENO SUB-HYUN, INC.
LITHIA SALMIR, INC.
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LGPAC, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA KLAMATH, INC.
LITHIA MEDFORD HON, INC.
LITHIA MTLM, INC.
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF ROSEBURG, INC.
LITHIA ROSE-FT, INC.
LITHIA SOC, INC.
LBMP, LLC
LFKF, LLC
LMBP, LLC
LITHIA BRYAN TEXAS, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.
LITHIA DMID, INC.
LITHIA HMID, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA TA, INC.
LITHIA TO, INC.
CAMP AUTOMOTIVE, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA OF BELLINGHAM, LLC
LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.
LITHIA OF EUGENE, LLC
LITHIA OF KILLEEN, LLC
LMBB, LLC
LITHIA OF MISSOULA II, LLC
LMOP, LLC
SALEM-V, LLC
SALEM-B, LLC
SALEM-H, LLC
LITHIA FBCS, LLC
LITHIA OF STOCKTON, INC.
LITHIA VF, INC.
LITHIA OF CLEAR LAKE, LLC
LITHIA OF WASILLA, LLC
LITHIA OF LODI, INC.
LITHIA OF WALNUT CREEK, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF STOCKTON-V, INC.
LITHIA OF HONOLULU-V, LLC
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA FLCC, LLC
LITHIA NC, INC.
LITHIA OF PORTLAND, LLC
CADILLAC OF PORTLAND LLOYD CENTER, LLC
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH ESSEX INC.
DCH FREEHOLD LLC
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH SIMI VALLEY INC.
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC

LLL SALES CO LLC
PARAMUS WORLD MOTORS LLC
SHARLENE REALTY LLC
TUSTIN MOTORS INC.
LITHIA OF MISSOULA III, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF CONCORD I, INC.
LITHIA OF CONCORD II, INC.
DCH TEMECULA MOTORS II, INC.
DCH FREEHOLD-M, LLC
DCH FREEHOLD-V, LLC
MILFORD DCH, INC.
DCH RIVERSIDE-S, INC.
DCH-RIVERSIDE-C, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE III, INC.
LITHIA OF MILWAUKIE, INC.

By: ______________________
Name: Chris Holzshu
Title: CFO

By: ______________________
Name: John North
Title: VP Fin.

U.S. BANK NATIONAL ASSOCIATION, as
Agent, Lender, Swing Line Lender, and LC Issuer

By: ______________________
Name: Gilmore Hector
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By: ____________________
Name: JEFFREY CALDER
Title: VICE PRESIDENT

MERCEDES-BENZ FINANCIAL SERVICES
USA LLC, as Lender

By: Michele Nowak
Name: Michele Nowak
Title: Credit Director
National Accounts

TOYOTA MOTOR CREDIT CORPORATION, as Lender

By: [signature]
Name: Thomas F. Miller
Title: National Accounts Manager

BMW FINANCIAL SERVICES NA, LLC, as Lender

By: ____________________
Name: Scott Burger
Title: Commercial Finance, Credit Manager BMW Group Financial Services

By: ____________________
Name: Patrick Sullivan
Title: GM, Commercial Finance BMW Group Financial Services

BANK OF AMERICA, NA, as Lender

By: [signature]
Name: Dawn M Winchell
Title: VP

BANK OF THE WEST, as Lender

By: /s/ Ryan J. Maurer
Name: Ryan Maurer
Title: VP

KEYBANK NATIONAL ASSOCIATION, as Lender

By: [signature]
Name: BRIAN T. MCDEVITT
Title: SR. VICE PRESIDENT

NISSAN MOTOR ACCEPTANCE CORPORATION, as Lender

By: [signature]
Name: Josh Taylor
Title: Manager, Commercial Credit

AMERICAN HONDA FINANCE
CORPORATION, as Lender

By: ___________________________
Name: _________________________
Title: __________________________

TD BANK, N.A., ~~as Lender~~

By: ______________________

Name: Bruce Tuckey

Title: Director Credit Management

ALLY BANK, as Lender

By: [signature]
Name: John D Morton
Title: Asst. Sec.

SANTANDER BANK, N.A., as Lender

By: [signature]
Name: Jeff Lemond
Title: Vice President

VW CREDIT, INC., as Lender

By: M Darnell
Name: MATT DARNELL
Title: GENERAL MANAGER COMMERCIAL CREDIT

HYUNDAI CAPITAL AMERICA, as Lender

By: ______________________
Name: Sean Kang
Title: CFO

CAPITAL ONE, N.A., as Lender

By: /s/ Brian Farley
Name: Brian Farley
Title: SVP

BRANCH BANKING & TRUST COMPANY, as Lender

By: /s/ Kelley Rumps
Name: Kelley Rumps
Title: Senior Vice President

BMO HARRIS BANK N.A., as Lender

By: ______________________
Name: Joseph Connolly
Title: Director

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA NA, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA CIMR, INC.
LITHIA FMF, INC.
LITHIA FRESNO, INC.
LITHIA JEF, INC.
LITHIA MMF, INC.
LITHIA NF, INC.
LITHIA OF EUREKA, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA TR, INC.
LITHIA ACDM, INC.
LITHIA HDM, INC.
LITHIA MBDM, INC.
LITHIA NDM, INC.
LITHIA OF DES MOINES, INC.
LITHIA VAUDM, INC.
LITHIA CCTF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF TF, INC.
LITHIA CDH, INC.
LITHIA HGF, INC.
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF MISSOULA, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA CJDSF, INC.
LDLC, LLC
LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LGPAC, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA KLAMATH, INC.
LITHIA MEDFORD HON, INC.
LITHIA MTLM, INC.
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF ROSEBURG, INC.
LITHIA ROSE-FT, INC.
LITHIA SOC, INC.
LBMP, LLC
LFKF, LLC
LMBP, LLC
LITHIA BRYAN TEXAS, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.
LITHIA DMID, INC.
LITHIA HMID, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF MIDLAND, INC.
LITHIA TA, INC.
LITHIA TO, INC.
CAMP AUTOMOTIVE, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA OF BELLINGHAM, LLC
LITHIA OF SEATTLE, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF EUGENE, LLC
LITHIA OF KILLEEN, LLC
LMBB, LLC
LITHIA OF MISSOULA II, LLC
LMOP, LLC
SALEM-V, LLC
SALEM-B, LLC
SALEM-H, LLC
LITHIA FBCS, LLC
LITHIA OF STOCKTON, INC.

LITHIA VF, INC.
LITHIA OF CLEAR LAKE, LLC
LITHIA OF WASILLA, LLC
LITHIA OF LODI, INC.
LITHIA OF WALNUT CREEK, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF STOCKTON-V, INC.
LITHIA OF HONOLULU-V, LLC
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA FLCC, LLC
LITHIA NC, INC.
LITHIA OF PORTLAND, LLC
CADILLAC OF PORTLAND LLOYD CENTER, LLC
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH ESSEX INC.
DCH FREEHOLD LLC
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH SIMI VALLEY INC.
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
LLL SALES CO LLC
PARAMUS WORLD MOTORS LLC
SOUTHERN CASCADES FINANCE CORPORATION
LSTAR, LLC
DCH NORTH AMERICA, INC.
DAH CHONG HONG TRADING CORPORATION
DCH MANAGEMENT SERVICES, INC.
DCH TL NY HOLDINGS LLC
DAH CHONG HONG CA TRADING LLC
DCH NJ TEAM MEMBER SERVICES CORPORATION
DCH TL HOLDINGS LLC

DCH HOLDINGS LLC
DCH CALIFORNIA INVESTMENTS LLC
DCH INVESTMENTS, INC. (NEW JERSEY)
DCH INVESTMENTS, INC. (NEW YORK)
DCH DELAWARE LLC
DCH URBAN RENEWAL LLC
MONTCLAIR DEVELOPMENT LLC
DCH MANAGEMENT, INC.
DCH NY IMPORTS LLC
DCH LI MOTORS LLC
DCH LEMON GROVE INC.
DCH PRE-OWNED SALES AND SERVICE CENTER LLC
DCH UNION LLC
DOWNEY MOTORS, INC.
LAD ADVERTISING, INC.
LITHIA AIRCRAFT, INC.
LITHIA AUTO SERVICES, INC.
LITHIA BNM, INC.
LITHIA FINANCIAL CORPORATION
LITHIA MOTORS SUPPORT SERVICES, INC.
LITHIA REAL ESTATE, INC.
LITHIA AUTOMOTIVE, INC.
LITHIA HPI, INC.
DCH AUTO GROUP (USA) INC.
SHARLENE REALTY LLC
TUSTIN MOTORS, INC.
DCH FINANCIAL NJ, LLC
DCH DMS NJ, LLC
LITHIA OF CONCORD I, INC.
LITHIA OF CONCORD II, INC.
DCH TEMECULA MOTORS, II, INC.
DCH RIVERSIDE-C, INC.
DCH RIVERSIDE-S, INC.
LITHIA OF HONOLULU-A, INC.
MILFORD DCH, INC.
LITHIA OF MISSOULA III, LLC
LITHIA LHGF, INC.
LITHIA LBGGF, INC.
LITHIA LSGF, INC.
DCH FREEHOLD-M, LLC
DCH FREEHOLD-V, LLC
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE III, INC.

LITHIA BCRGF, INC.
RFA HOLDINGS, LLC
DCH SUPPORT SERVICES, LLC
LITHIA OF MILWAUKIE, INC.

By: ______________________
Name: Chris Holzshu
Title: CFO

By: ______________________
Name: John North
Title: VP Fin.